Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

AMENDMENT NO. 1

TO THE AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT

dated as of September 1, 2017

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 1 to the Amended and Restated A350-900 Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (hereinafter referred to as this “Amendment No. 1”) is entered into as of July18, 2019 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Emile Dewoitine, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606, U.S.A. (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the Amended and Restated A350-900 Purchase Agreement, dated as of September 1, 2017 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”, and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

0.    DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 1 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 1.

1.	DELIVERY SCHEDULE

1.1	Upon the Buyer’s request, the Seller agrees to modify the Scheduled Delivery *** of Aircraft N°1, Aircraft N°2 and Aircraft N°3, from *** respectively (each such Aircraft, a “*** Aircraft”).

1.2	The delivery schedule of the Aircraft set out in Clause 9.1 of the Agreement is amended to read the following:

QUOTE

Aircraft number    Aircraft type            Scheduled Delivery
***

Aircraft N°1     A350-900 Aircraft        ***
Aircraft N°2    A350-900 Aircraft        ***
Aircraft N°3    A350-900 Aircraft        ***

Aircraft N°4    A350-900 Aircraft        ***
Aircraft N°5    A350-900 Aircraft        ***
Aircraft N°6    A350-900 Aircraft        ***
Aircraft N°7     A350-900 Aircraft        ***
Aircraft N°8    A350-900 Aircraft        ***
Aircraft N°9    A350-900 Aircraft        ***
Aircraft N°10    A350-900 Aircraft        ***
Aircraft N°11    A350-900 Aircraft        ***

Aircraft N°12    A350-900 Aircraft        ***
Aircraft N°13     A350-900 Aircraft        ***
Aircraft N°14    A350-900 Aircraft        ***
Aircraft N°15    A350-900 Aircraft        ***
Aircraft N°16    A350-900 Aircraft        ***
Aircraft N°17    A350-900 Aircraft        ***
Aircraft N°18    A350-900 Aircraft        ***
Aircraft N°19    A350-900 Aircraft        ***
Aircraft N°20    A350-900 Aircraft        ***

Aircraft N°21    A350-900 Aircraft        ***
Aircraft N°22    A350-900 Aircraft        ***

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 1    AM1-2
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

Aircraft N°23    A350-900 Aircraft        ***
Aircraft N°24    A350-900 Aircraft        ***
Aircraft N°25    A350-900 Aircraft        ***
Aircraft N°26    A350-900 Aircraft        ***
Aircraft N°27    A350-900 Aircraft        ***
Aircraft N°28    A350-900 Aircraft        ***
Aircraft N°29    A350-900 Aircraft        ***

Aircraft N°30    A350-900 Aircraft        ***
Aircraft N°31     A350-900 Aircraft        ***
Aircraft N°32    A350-900 Aircraft        ***
Aircraft N°33    A350-900 Aircraft        ***
Aircraft N°34    A350-900 Aircraft        ***
Aircraft N°35    A350-900 Aircraft        ***
Aircraft N°36    A350-900 Aircraft        ***
Aircraft N°37     A350-900 Aircraft        ***
Aircraft N°38    A350-900 Aircraft        ***

Aircraft N°39    A350-900 Aircraft        ***
Aircraft N°40    A350-900 Aircraft        ***
Aircraft N°41    A350-900 Aircraft        ***
Aircraft N°42    A350-900 Aircraft        ***
Aircraft N°43    A350-900 Aircraft        ***
Aircraft N°44    A350-900 Aircraft        ***
Aircraft N°45    A350-900 Aircraft        *** 2027

UNQUOTE

2.	PREDELIVERY PAYMENTS

***

3.    EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 1 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 1.

Both parties agree that this Amendment No. 1 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 1 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 1 have specific

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 1    AM1-3
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

provisions that are inconsistent, the specific provisions contained in this Amendment No. 1 will govern.

4.	ASSIGNMENT

This Amendment No. 1 and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

5.	CONFIDENTIALITY

This Amendment No. 1 is subject to the terms and conditions of Clause 22.10 of the Agreement.

6.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.6 of the Agreement.

7.	COUNTERPARTS

This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 1    AM1-4
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

IN WITNESS WHEREOF, this Amendment No. 1 was entered into as of the day and year first above written.

UNITED AIRLINES, INC.

By: /s/ Gerald Laderman

Its: Executive Vice President and
        Chief Financial Officer

AIRBUS S.A.S.

By: /s/ Benoît de Saint-Exupéry

Its: Senior Vice President,
Contracts

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 1    AM1-5
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL